                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934





                          Motive Communications, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                 Delaware                                     74-2834515
------------------------------------------           ---------------------------
 (State of incorporation or organization)                 (I.R.S. Employer
                                                        Identification Number)


9211 Waterford Centre Boulevard, Suite 100
              Austin, Texas                                      78758
------------------------------------------           ---------------------------
 (Address of principal executive offices)                     (Zip Code)


 If this Form relates to the               If this Form relates to the
 registration of a class of debt           registration of a class of debt
 securities and is effective upon          securities and is to become effective
 filing pursuant to General                simultaneously with the effectiveness
 Instruction A(c)(1) please check the      of a concurrent registration
 following box.                            statement under the Securities Act of
                                           1933 pursuant to General Instruction
                                           A(c)(2) please check the following
                                           box.


Securities to be registered pursuant to Section 12(b) of the Act:


       Title of each class                     Name of each exchange on which
       to be so registered                     each class is to be registered


         Not Applicable                                 Not Applicable
-----------------------------------       --------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:


                        Common Stock,  $0.001 par value
-------------------------------------------------------------------------------
                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------


          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-41330).



Item 2.   Exhibits.
          --------

                Exhibit
                Number          Description
                -------         -----------

                1.1 Specimen Common Stock certificate - incorporated herein by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-1 (File No. 333-41330).

                2.1 Amended and Restated Certificate of Incorporation of Registrant, as amended to date - incorporated herein by reference to
                                Exhibit 3.1 to the Company's Registration
                                Statement on Form S-1 (File No. 333-41330).

                2.2 Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to
                                Exhibit 3.2 to the Company's Registration
                                Statement on Form S-1 (File No. 333-41330).

                2.3 Amended and Restated Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-41330).

                2.4 Form of Amended and Restated Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-41330).

                                       2
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                                 SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    MOTIVE COMMUNICATIONS, INC.



Date:  August 29, 2000              By:  /s/ Scott Harmon
                                        ----------------------------------------
                                         Scott Harmon
                                         President and Chief Executive Officer

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                                   EXHIBITS
                                   --------

                Exhibit
                Number          Description
                -------         -----------

                1.1 Specimen Common Stock certificate - incorporated herein by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-1 (File No. 333-41330).

                2.1 Amended and Restated Certificate of Incorporation of Registrant, as amended to date - incorporated herein by reference to
                                Exhibit 3.1 to the Company's Registration
                                Statement on Form S-1 (File No. 333-41330).

                2.2 Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to
                                Exhibit 3.2 to the Company's Registration
                                Statement on Form S-1 (File No. 333-41330).

                2.3 Amended and Restated Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-41330).

                2.4 Form of Amended and Restated Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-41330).